UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: November 1, 2008 through April 30, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for your serious money®

Calamos Global Dynamic Income Fund (CHW)

Semiannual Report April 30, 2009

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Schedule of Investments	4

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes In Net Assets	14

Statements of Cash Flows	15

Notes to Financial Statements	16

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

About Closed-End Funds	30

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	31

The Calamos Investments Advantage	32

Calamos Closed-End Funds	33

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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Letter to Shareholders

About the Fund

•	CHW utilizes a blend of securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities and higher-yielding convertible and corporate bonds—provides enhanced opportunities for income and total return.

•	Invests in U.S. and non-U.S. markets.

Dear Fellow Shareholder:

Enclosed is your semiannual report for the six months ended April 30, 2009. We appreciate the opportunity to correspond with you. Please carefully review this report, which includes Fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Fund.

Early in the reporting period, we saw a continuation of extraordinary markets that unfolded in the summer of 2008. Throughout the opening months of the period, the markets reflected the anguish around the health of the financial system. Anxiety about the credit crisis, financial and auto industries, government stimulus plans and economic data contributed to a climate of extreme investor pessimism. Even securities issued by fundamentally strong companies saw their values plummet as the markets were roiled by volatility. These widespread declines continued through March 9, when the S&P 500 bottomed out at 676.53, a 13-year low.

However, the tide changed markedly during the later portion of the period, with markets staging a robust and much-welcomed rally off March lows. Investor sentiment was boosted by improving conditions in the credit markets, signs of life in the new issue debt markets, an upturn in global trade, strengthening in the manufacturing sector, increased business activity, rebounding mortgage applications and indications of housing starts reaching a short-term bottom. Central banks and governments around the world remained focused on shoring up investor confidence and attempting to stimulate normal economic activity.

Given the recent extreme gyrations, many investors wonder if the markets are poised for a lasting rebound or if another downturn looms ahead. The fact remains that bear and bull markets can only be identified in hindsight. Because of this, we caution against trying to “time” the turns. Instead, we encourage investors to follow a patient and disciplined approach, guided by their long-term objectives and risk tolerance. It’s important to remember that opportunities exist in turbulent types of market environments. We believe the difference is that in the down markets, experience matters.

Since our early days in the 1970s, we’ve invested through many difficult periods. Although every market is different, we believe that our time-tested one team, one process approach, long-term perspective and exacting independent research will allow us to position the Fund advantageously for the road ahead. We comprehensively evaluate companies and securities on their independent merits, within each portfolio as a whole, and also within the context of the evolving political and economic landscape.

Systemic risk has begun to abate; we have seen encouraging signs that the investing environment has improved. However, the global economy must address a confluence of economic, political and market influences. This will take time, and trial and error. We would not be surprised if we see volatile sideways-moving markets for the next several years. Nonetheless, we are looking positively to the future. We believe that emotion-driven selling has created select opportunities for long-term investors, across numerous asset classes. Many securities are trading at extremely attractive prices given their issuers’ underlying fundamentals.

Global Dynamic Income Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

Broadly speaking, we continue to favor issuers with stronger balance sheets and the ability to grow without relying on the capital markets. We emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization, and infrastructure building.

Shortly after the beginning of the reporting period, the Fund’s Board of Trustees elected to reduce the distributions in response to the very challenging market environment. We believe that the Fund’s current distribution rate remains competitive in this interest rate environment, compared to other investment vehicles. The Board continues to monitor economic conditions and will set the distribution rate accordingly.

The Fund’s Board of Directors also recently reviewed the costs and benefits associated with refinancing the Fund’s outstanding Auction Rate Preferred Securities and concluded that such refinancing in today’s low interest rate environment was in the best interest of both common and preferred shareholders of the Calamos funds. More information regarding the refinancing will be made available in upcoming announcements.

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your funds.

We thank you for the opportunity to help you achieve your investment goals and look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Global Dynamic Income Fund SEMIANNUAL REPORT Letter to Shareholders

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 6-month period ended April 30, 2009.

 TOTAL RETURN*
Common Shares – Inception 06/27/07

	6		Since
	Months	1 Year	Inception**

On Share Price	10.27%	-37.11%	-28.35%
On NAV	6.72%	-37.16%	-21.47%
*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.
**Annualized since inception.

Calamos Global Dynamic Income Fund (CHW) seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world. Offering a diversified means to participate in the long-term growth potential of global markets, the Fund draws upon the firm’s wide-ranging expertise in an array of asset classes — all blended in an attempt to positively harness volatility and capture income in excess of traditional fixed-income vehicles. The Fund’s broad diversification and flexible strategy helped it to outperform the global stock market during the period.

The underlying portfolio (as represented by net asset value, or NAV) of Calamos Global Dynamic Income Fund (CHW) rose 6.72% for the 6-month period ended April 30, 2009. The MSCI World Index1 fell −5.09% and the Merrill Lynch Global Broad Market Index2 retreated −6.50%. On a market price basis, the Fund returned 10.27% assuming reinvestment of distributions.

The Fund’s performance benefited from narrowing credit spreads and an improvement in overall convertible valuations. Convertible arbitrage, or the purchase of convertibles and shorting the stock by the same issuer, performed well over the period for much the same reasons mentioned above. The Fund’s performance also benefited from issue selection and a heavy weighting to the information technology sector. The underweight position toward the financial sector added value. In contrast, a decline in U.S. equities hurt performance. Among U.S. equities, our overweight position and security selection in the health care sector detracted from performance.
 SECTOR ALLOCATION

Financials	19.6%
Information Technology	18.6
Industrials	11.1
Health Care	11.0
Consumer Discretionary	9.3
Energy	9.1
Consumer Staples	7.4
Materials	5.2
Telecommunication Services	4.1
Utilities	1.4
Treasuries	0.8
Sector allocations are based on managed assets and may vary over time.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

1 The MSCI World Index (U.S. dollars) is a market capitalization weighted index composed of companies that represent the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

2 The Merrill Lynch Global Broad Market Index tracks the performance of fixed-income securities in developed markets. Source: Bloomberg

Global Dynamic Income Fund Investment Team Discussion SEMIANNUAL REPORT	3

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (19.2%)
	Consumer Discretionary (3.7%)
2,000,000	Boyd Gaming Corp. 7.125%, 02/01/16	$1,470,000
2,000,000	DISH Network Corp.~ 7.125%, 02/01/16	1,880,000
2,000,000	General Motors Corp.~** 7.200%, 01/15/11	230,000
2,000,000	Hanesbrands, Inc.‡≠ 5.698%, 12/15/14	1,540,000
2,000,000	Interpublic Group of Companies, Inc.~ 6.250%, 11/15/14	1,560,000
2,000,000	J.C. Penney Company, Inc.≠ 5.750%, 02/15/18	1,743,194
2,000,000	Jarden Corp.%≠ 7.500%, 05/01/17	1,780,000
2,000,000	Liberty Media Corp.~ 8.500%, 07/15/29	1,316,544
2,000,000	MGM Mirage 7.500%, 06/01/16	1,130,000
2,000,000	Pulte Homes, Inc.~ 7.875%, 08/01/11	2,005,000
2,210,000	Royal Caribbean Cruises, Ltd.~ 7.500%, 10/15/27	1,392,300

		16,047,038

	Consumer Staples (1.6%)
1,000,000	Alliance One International, Inc. 8.500%, 05/15/12	895,000
1,000,000	Del Monte Foods Company 8.625%, 12/15/12	1,025,000
2,000,000	NBTY, Inc.≠ 7.125%, 10/01/15	1,810,000
2,000,000	Pilgrim’s Pride Corp.** 7.625%, 05/01/15	1,615,000
2,000,000	Smithfield Foods, Inc.~ 7.750%, 07/01/17	1,300,000

		6,645,000

	Energy (2.5%)
1,000,000	Bristow Group, Inc.~ 7.500%, 09/15/17	815,000
2,000,000	Chesapeake Energy Corp.≠ 9.500%, 02/15/15	2,030,000
2,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	1,490,000
2,000,000	Dresser-Rand Group, Inc.~ 7.375%, 11/01/14	1,790,000
1,000,000	Frontier Oil Corp.~ 8.500%, 09/15/16	995,000
2,000,000	Superior Energy Services, Inc.≠ 6.875%, 06/01/14	1,760,000
2,000,000	Williams Companies, Inc.~ 7.750%, 06/15/31	1,704,082

		10,584,082

	Financials (0.9%)
2,000,000	Ford Motor Credit Company, LLC 9.875%, 08/10/11	1,750,930
	Leucadia National Corp.~
1,380,000	8.125%, 09/15/15	1,166,100
1,000,000	7.000%, 08/15/13	865,000

		3,782,030

	Health Care (0.9%)
2,000,000	Bio-Rad Laboratories, Inc.~ 7.500%, 08/15/13	1,970,000
2,000,000	HCA, Inc.≠ 9.125%, 11/15/14	1,985,000

		3,955,000

	Industrials (3.2%)
1,000,000	Belden, Inc. 7.000%, 03/15/17	885,000
2,000,000	Deluxe Corp.≠ 7.375%, 06/01/15	1,550,000
2,000,000	General Cable Corp.≠ 7.125%, 04/01/17	1,750,000
1,000,000	Interline Brands, Inc. 8.125%, 06/15/14	960,000
1,700,000	Kansas City Southern 13.000%, 12/15/13	1,810,500
2,000,000	Manitowoc Company, Inc.≠ 7.125%, 11/01/13	1,420,000
2,000,000	SPX Corp.~ 7.625%, 12/15/14	1,985,000
2,000,000	Terex Corp.~ 7.375%, 01/15/14	1,780,000
2,000,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,645,000

		13,785,500

	Information Technology (3.0%)
1,035,000	Agilent Technologies, Inc.~ 6.500%, 11/01/17	857,056
2,000,000	Amkor Technology, Inc. 9.250%, 06/01/16	1,750,000
1,000,000	Celestica, Inc. 7.625%, 07/01/13	955,000
2,000,000	Jabil Circuit, Inc.~ 8.250%, 03/15/18	1,660,000
1,000,000	Lender Processing Services, Inc.~ 8.125%, 07/01/16	995,000
2,000,000	Motorola, Inc.~ 5.375%, 11/15/12	1,861,456

4	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

2,000,000		National Semiconductor Corp. 6.600%, 06/15/17	$1,570,158
2,000,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	1,920,000
2,000,000		Xerox Corp.~ 8.000%, 02/01/27	1,400,900

			12,969,570

		Materials (1.6%)
2,000,000		Anglo American, PLC* 9.375%, 04/08/14	2,077,420
2,000,000		Century Aluminum Company 7.500%, 08/15/14	1,090,000
1,000,000		Southern Copper Corp.~ 7.500%, 07/27/35	792,700
1,000,000		Steel Dynamics, Inc.* 7.750%, 04/15/16	795,000
2,305,000		Terra Industries, Inc.≠ 7.000%, 02/01/17	2,178,225

			6,933,345

		Telecommunication Services (1.6%)
2,000,000		Frontier Communications Corp.~ 9.000%, 08/15/31	1,600,000
2,000,000		Leap Wireless International, Inc.~ 9.375%, 11/01/14	1,990,000
2,000,000		Qwest Communications International, Inc.≠ 7.750%, 02/15/31	1,430,000
2,000,000		Windstream Corp.~ 8.625%, 08/01/16	2,000,000

			7,020,000

		Utilities (0.2%)
1,000,000		Edison Mission Energy 7.750%, 06/15/16	797,500

		TOTAL CORPORATE BONDS (Cost $93,340,968)	82,519,065

CONVERTIBLE BONDS (18.1%)
		Consumer Discretionary (2.9%)
1,650,000	EUR	Adidas, AG≠ 2.500%, 10/08/18	2,615,257
1,800,000		Central European Media Enterprises, Ltd.* 3.500%, 03/15/13	1,091,250
3,500,000		Ford Motor Company 4.250%, 12/15/36	2,708,125
4,250,000		General Motors Corp. - Class C** 6.250%, 07/15/33	387,600
5,000,000		Interpublic Group of Companies, Inc. 4.250%, 03/15/23	4,518,750
1,200,000	EUR	Intralot, SA 2.250%, 12/20/13	1,159,035

			12,480,017

		Consumer Staples (0.3%)
1,500,000		Smithfield Foods, Inc.~ 4.000%, 06/30/13	1,053,750

		Energy (2.6%)
3,200,000		Carrizo Oil & Gas, Inc.~ 4.375%, 06/01/28	1,864,000
3,500,000		Petroleum Geo-Services ASA≠ 2.700%, 12/03/12	1,750,000
2,500,000		Petroplus Holdings, AG 3.375%, 03/26/13	2,093,750
4,300,000		SeaDrill, Ltd.≠ 3.625%, 11/08/12	2,881,000
3,500,000		Subsea 7, Inc.≠ 2.800%, 06/06/11	2,686,104

			11,274,854

		Financials (1.6%)
3,000,000		Affiliated Managers Group, Inc.~* 3.950%, 08/15/38	2,403,750
2,000,000		American Equity Investment Life Holding Company~ 5.250%, 12/06/24	1,410,000
3,000,000		Health Care REIT, Inc.~ 4.750%, 07/15/27	2,808,750

			6,622,500

		Health Care (3.9%)
3,300,000		HLTH Corp. 3.125%, 09/01/25	2,953,500
5,000,000		Millipore Corp.~ 3.750%, 06/01/26	4,793,750
6,500,000		Shire, PLC≠ 2.750%, 05/09/14	5,549,375
3,200,000		Teva Pharmaceutical Industries, Ltd.≠ 1.750%, 02/01/26	3,500,000

			16,796,625

		Industrials (1.9%)
1,000,000		General Cable Corp. 0.875%, 11/15/13	818,750
1,800,000	EUR	MTU Aero Engines Holdings, AG≠ 2.750%, 02/01/12	2,141,807
3,000,000		School Specialty, Inc.~ 3.750%, 11/30/26	2,227,500
1,000,000		Textron, Inc.µ 4.500%, 05/01/13	1,081,250
2,000,000		Waste Connections, Inc.~ 3.750%, 04/01/26	2,065,000

			8,334,307

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	5

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Information Technology (2.6%)
2,850,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	$1,532,090
5,500,000		Intel Corp.≠ 2.950%, 12/15/35	4,743,750
4,000,000		Mentor Graphics Corp.~ 6.250%, 03/01/26	3,095,000
1,500,000		Teradyne, Inc. 4.500%, 03/15/14	1,933,125

			11,303,965

		Materials (1.1%)
1,000,000		Newmont Mining Corp.~ 3.000%, 02/15/12	1,193,750
3,000,000		Sino-Forest Corp.~* 5.000%, 08/01/13	2,325,000
1,000,000		United States Steel Corp. 4.000%, 05/15/14	1,071,250

			4,590,000

		Telecommunication Services (0.8%)
2,750,000		NII Holdings, Inc.≠ 2.750%, 08/15/25	2,533,438
800,000		SBA Communications Corp.* 4.000%, 10/01/14	827,000

			3,360,438

		Utilities (0.4%)
1,700,000	EUR	International Power, PLC≠ 3.250%, 07/20/13	1,835,379

		TOTAL CONVERTIBLE BONDS (Cost $104,714,144)	77,651,835

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (6.0%)
		Consumer Staples (1.4%)
49,000		Archer Daniels Midland Company≠ 6.250%	1,642,480
8,800		Bunge, Ltd.~ 5.125%	4,290,000

			5,932,480

		Financials (1.3%)
9,500		Alleghany Corp.~ 5.750%	2,336,973
2,800		Bank of America Corp.~ 7.250%	1,638,000
52,900		Citigroup, Inc. 6.500%	1,671,640

			5,646,613

		Health Care (1.5%)
4,000		Mylan, Inc.~ 6.500%	3,408,000
15,000		Schering-Plough Corp.≠ 6.000%	3,168,600

			6,576,600

		Materials (1.8%)
33,000		Freeport-McMoRan Copper & Gold, Inc.~ 6.750%	2,277,000
490	CHF	Givaudan, SA≠ 5.375%	2,897,884
75,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)Δ≠ 5.500%	2,625,750

			7,800,634

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $36,167,360)	25,956,327

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (7.7%)
		Energy (2.7%)
268,778		Barclays Capital, Inc. (Halliburton Company)* 18.000%, 05/20/09	5,507,261
303,951		JPMorgan Chase & Company (Pride International, Inc.)* 18.000%, 11/16/09	5,981,756

			11,489,017

		Financials (1.4%)
208,074		Credit Suisse Group (T. Rowe Price Group, Inc.)* 15.000%, 11/23/09	6,202,686

		Health Care (1.2%)
126,000		Deutsche Bank, AG (Stryker Corp.)* 12.000%, 11/16/09	4,939,200

		Industrials (1.0%)
303,951		BNP Paribas (General Electric Company)* 18.000%, 06/03/09	4,255,314

		Information Technology (1.4%)
445,600		Deutsche Bank, AG (Nokia Corp.)* 15.000%, 11/16/09	5,864,096

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $30,021,174)	32,750,313

6	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (84.4%)
		Consumer Discretionary (7.0%)
41,000	EUR	Adidas, AG≠	$1,549,075
43,750		Amazon.com, Inc.#≠	3,522,750
7,500		Apollo Group, Inc. - Class A#≠	472,125
145,000	GBP	British Sky Broadcasting Group, PLC≠	1,032,253
38,500		Carnival Corp.≠	1,034,880
30,000		CBS Corp.~	211,200
31,500	CHF	Compagnie Financière Richemont, SA	563,901
340,000	MXN	Grupo Televisa, SA	1,052,311
400,000	AUD	Harvey Norman Holdings, Ltd.	863,762
61,000	EUR	Industria de Diseno Textil, SA≠	2,600,902
39,000	JPY	Makita Corp.≠	900,576
72,000		News Corp. - Class B≠	656,640
38,000		Nike, Inc. - Class B≠	1,993,860
140,000	JPY	Nikon Corp.≠	1,855,455
54,500	EUR	Paddy Power, PLC≠	985,234
180,000	JPY	Panasonic Corp.≠	2,637,822
9,000	EUR	Porsche Automobil Holding, SE≠	648,316
110,000	JPY	Suzuki Motor Corp.≠	2,074,696
85,000	CHF	Swatch Group, AG≠	2,437,723
8,000		Target Corp.≠	330,080
31,000	JPY	Toyota Motor Corp.≠	1,226,942
67,500		Walt Disney Company≠	1,478,250

			30,128,753

		Consumer Staples (8.0%)
53,000	EUR	Anheuser-Busch InBev, NV≠	1,622,446
96,000	JPY	Asahi Breweries, Ltd.	1,204,709
40,000		Avon Products, Inc.≠	910,400
53,000	EUR	Beiersdorf, AG≠	2,183,737
37,500		Coca-Cola Company≠	1,614,375
32,000	CVS	Caremark Corp.≠	1,016,960
240,000	GBP	Diageo, PLC≠	2,863,137
160	JPY	Japan Tobacco, Inc.≠	401,983
12,000		Kimberly-Clark Corp.≠	589,680
225,000	CHF	Nestlé, SA≠	7,334,265
23,000		PepsiCo, Inc.≠	1,144,480
40,000		Philip Morris International, Inc.≠	1,448,000
45,000		Procter & Gamble Company≠	2,224,800
52,000	GBP	Reckitt Benckiser Group, PLC≠	2,041,261
30,750		Sysco Corp.≠	717,398
53,000	GBP	Unilever, PLC≠	1,031,990
900,000	MXN	Wal-Mart de Mexico, SAB de CV	2,444,589
42,000		Wal-Mart Stores, Inc.≠	2,116,800
46,000		Walgreen Company≠	1,445,780

			34,356,790

		Energy (8.1%)
782,000	GBP	BP, PLC≠	5,526,103
26,000		Chevron Corp.≠	1,718,600
40,000		ConocoPhillips≠	1,640,000
12,500		Devon Energy Corp.≠	648,125
95,000	EUR	ENI S.p.A.≠	2,038,617
82,500		Exxon Mobil Corp.≠	5,500,275
71,500		Halliburton Company≠	1,445,730
31,000		Marathon Oil Corp.~	920,700
24,000		Noble Corp.	655,920
15,000		Occidental Petroleum Corp.~	844,350
57,500	NOK	Petroleum Geo-Services ASA#	278,169
82,300	GBP	Royal Dutch Shell, PLC≠	1,894,757
22,000		Schlumberger, Ltd.~	1,077,780
124,000	NOK	SeaDrill, Ltd.≠	1,323,423
122,000	NOK	StatoilHydro, ASA	2,273,775
40,000	CAD	Suncor Energy, Inc.	1,006,620
28,000	EUR	Technip, SA	1,202,884
74,000	EUR	TOTAL, SA≠	3,702,644
16,500		Transocean, Ltd.#~	1,113,420

			34,811,892

		Financials (9.4%)
27,500		Aflac, Inc.~	794,475
80,000		American International Group, Inc.#~	110,400
24,000		Aon Corp.~	1,012,800
95,000	AUD	ASX, Ltd.≠	2,252,094
200,000	EUR	Banco Santander, SA#≠	1,923,787
105,000		Bank of America Corp.~	937,650
41,000		Bank of New York Mellon Corp.~	1,044,680
18,700	EUR	BNP Paribas	984,439
62,500	AUD	Commonwealth Bank of Australia	1,596,949
29,000	EUR	Deutsche Börse, AG≠	2,142,364
197,000	EUR	EFG Eurobank Ergasias, SA	1,546,463
12,000		Franklin Resources, Inc.~	725,760
19,000		Hartford Financial Services Group, Inc.~	217,930
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.≠	1,151,838
91,500		JPMorgan Chase & Company	3,019,500
80,000	CHF	Julius Baer Holding, AG - Class B≠	2,624,375
99,000		Manulife Financial Corp.	1,692,900
360,000	JPY	Mizuho Financial Group, Inc.	759,130
47,000	EUR	Piraeus Bank, SA	430,965
98,000	CAD	Power Financial Corp.≠	1,960,329
25,500		Prudential Financial, Inc.~	736,440
290,000	GBP	Schroders, PLC≠	3,512,258
387,000	SGD	Singapore Exchange, Ltd.≠	1,623,317
140,000	GBP	Standard Chartered, PLC≠	2,165,694
23,000	JPY	Sumitomo Mitsui Financial Group, Inc.≠	797,667
23,500		T. Rowe Price Group, Inc.	905,220

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

102,500		Wells Fargo & Company	$2,051,025
8,300	CHF	Zurich Financial Services, AG≠	1,542,393

			40,262,842

		Health Care (10.9%)
55,000		Abbott Laboratories≠	2,301,750
60,000		Alcon, Inc.≠	5,520,600
37,000	GBP	AstraZeneca, PLC≠	1,295,566
24,000	EUR	Bayer, AG≠	1,192,978
83,000		Bristol-Myers Squibb Company≠	1,593,600
62,000	AUD	Cochlear, Ltd.≠	2,236,447
150,000	AUD	CSL, Ltd.	3,737,992
34,250		Eli Lilly and Company≠	1,127,510
80,000		Johnson & Johnson≠	4,188,800
42,000		Medtronic, Inc.≠	1,344,000
92,500		Merck & Company, Inc.≠	2,242,200
54,000	CHF	Novartis, AG≠	2,043,809
107,000	DKK	Novo Nordisk, A/S - Class B≠	5,091,152
98,000	JPY	OLYMPUS Corp.≠	1,605,961
190,000		Pfizer, Inc.≠	2,538,400
25,000	CHF	Roche Holding, AG≠	3,152,603
225,000	GBP	Smith & Nephew, PLC	1,583,014
40,000		St. Jude Medical, Inc.#≠	1,340,800
18,500		Stryker Corp.≠	716,135
42,000		UnitedHealth Group, Inc.≠	987,840
17,000		Zimmer Holdings, Inc.#≠	747,830

			46,588,987

		Industrials (11.3%)
27,000		3M Company≠	1,555,200
270,000	CHF	ABB, Ltd.#≠	3,822,212
54,000	EUR	ALSTOM≠	3,366,221
39,024		Avery Dennison Corp.	1,121,550
610,000	GBP	BAE Systems, PLC≠	3,208,744
28,000		Boeing Company≠	1,121,400
500,000	CAD	Bombardier, Inc. - Class B	1,583,843
35,000	EUR	Bouygues, SA	1,493,094
164,516	GBP	Capita Group, PLC≠	1,658,752
7,000		Danaher Corp.≠	409,080
18,000		Emerson Electric Company≠	612,720
19,000		General Dynamics Corp.≠	981,730
242,500		General Electric Company≠	3,067,625
60,000		Honeywell International, Inc.≠	1,872,600
25,000		Illinois Tool Works, Inc.≠	820,000
100,000	JPY	JGC Corp.	1,311,222
160,000	JPY	Komatsu, Ltd.≠	1,996,213
44,000	EUR	Konecranes OYJ≠	894,002
47,000	EUR	Krones AG≠	1,632,723
10,000		Lockheed Martin Corp.≠	785,300
30,000	EUR	MAN, AG≠	1,859,523
44,000	EUR	MTU Aero Engines Holdings, AG≠	1,481,599
14,000	EUR	Nexans, SA≠	648,609
21,000		Raytheon Company≠	949,830
455,000	GBP	Rolls-Royce Group, PLC≠	2,255,596
40,000	EUR	Royal Philips Electronics, NV≠	721,719
28,000	EUR	SGL Carbon, AG#≠	815,590
50,000	EUR	Siemens, AG≠	3,361,739
20,000		United Parcel Service, Inc.≠	1,046,800
43,000		United Technologies Corp.≠	2,100,120

			48,555,356

		Information Technology (21.6%)
31,000		Apple, Inc.#≠	3,900,730
330,000	GBP	Autonomy Corp., PLC#	6,923,099
60,000	JPY	Canon, Inc.≠	1,795,543
29,500	EUR	Cap Gemini, SA	1,102,716
145,000		Cisco Systems, Inc.#≠	2,801,400
182,500		Dell, Inc.#≠	2,120,650
130,000		eBay, Inc.#≠	2,141,100
65,000		EMC Corp.#≠	814,450
6,250		Google, Inc.#≠	2,474,813
105,000	TWD	HTC Corp.	1,421,873
140,000		Infosys Technologies, Ltd.≠	4,313,400
185,000		Intel Corp.≠	2,919,300
40,000		International Business Machines Corp.≠	4,128,400
113,000	JPY	Konami Corp.≠	1,677,085
285,000	SEK	LM Ericsson Telephone Company≠	2,420,761
200,000	CHF	Logitech International, SA#≠	2,672,844
230,000		Microsoft Corp.≠	4,659,800
45,000		Motorola, Inc.#≠	248,850
28,400	JPY	Nintendo Company, Ltd.≠	7,635,655
580,000	EUR	Nokia OYJ≠	8,238,000
92,000	JPY	Nomura Reasearch Institute, Ltd.	1,636,156
150,000		Oracle Corp.≠	2,901,000
67,000		QUALCOMM, Inc.≠	2,835,440
160,000	BRL	Redecard, SA	2,013,751
5,560	KRW	Samsung Electronics Company, Ltd.≠	2,567,370
139,500	EUR	SAP, AG≠	5,363,251
75,000		Symantec Corp.#≠	1,293,750
200,000	NOK	Tandberg, ASA≠	2,813,953
103,819	CHF	Temenos Group, AG#≠	1,437,459
71,000	JPY	Trend Micro, Inc.≠	2,162,007
132,000	EUR	Ubisoft Entertainment, SA#≠	2,578,852
103,000	HKD	VTech Holdings, Ltd.≠	515,159

			92,528,617

8	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Materials (3.2%)
114,000	GBP	Anglo American, PLC≠	$2,453,077
20,500	EUR	BASF, SE≠	773,620
159,000	AUD	BHP Billiton, Ltd.	3,841,056
60,000	GBP	BHP Billiton, PLC≠	1,245,295
87,000		Companhia Vale do Rio Doce	1,436,370
41,000		Dow Chemical Company≠	656,000
36,000		E.I. du Pont de Nemours and Company≠	1,004,400
7,000		Freeport-McMoRan Copper & Gold, Inc.#~	298,550
30,000	GBP	Rio Tinto, PLC	1,218,936
37,000	NOK	Yara International, ASA≠	991,625

			13,918,929

		Telecommunication Services (3.6%)
93,500		América Móvil, SAB de CV≠	3,071,475
145,000		AT&T Inc.≠	3,714,900
96,000	EUR	France Telecom, AG≠	2,131,200
83,000		Verizon Communications, Inc.≠	2,518,220
2,157,000	GBP	Vodafone Group, PLC	3,964,488

			15,400,283

		Utilities (1.3%)
47,500		Duke Energy Corp. ≠	655,975
10,500		Exelon Corp. ≠	484,365
15,500		FPL Goup, Inc.≠	833,745
45,801	EUR	GDF Suez≠	1,644,908
29,000	EUR	RWE, AG	2,090,564

			5,709,557

		TOTAL COMMON STOCKS (Cost $630,763,331)	362,262,006

PRINCIPAL
AMOUNT			VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (9.4%)
10,000,000		Federal Home Loan Mortgage Corp.~ 5.000%, 06/11/09	10,052,990
25,000,000		Federal National Mortgage Association~ 5.125%, 07/13/09	25,247,800
5,000,000		United States Treasury Note~ 4.000%, 06/15/09	5,025,395

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $40,318,930)	40,326,185

NUMBER OF
SHARES			VALUE

INVESTMENT IN AFFILIATED FUND (10.3%)
44,035,129		Calamos Government Money Market Fund - Class I SharesΩ (Cost $44,035,129)	$44,035,129

TOTAL INVESTMENTS (155.1%) (Cost $979,361,036)			665,500,860

LIABILITIES, LESS OTHER ASSETS (-43.5%)			(186,520,716)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-11.6%)			(50,002,284)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$428,977,860

NUMBER OF
SHARES			VALUE

COMMON STOCKS SOLD SHORT (-3.7%)
		Consumer Discretionary (-0.2%)
(142,100)		Interpublic Group of Companies, Inc.#	(889,546)

		Consumer Staples (-0.5%)
(37,300)		Bunge, Ltd.	(1,790,773)
(35,600)		Smithfield Foods, Inc.#	(307,584)

			(2,098,357)

		Energy (0.0%)
(6,400)		Carrizo Oil & Gas, Inc.#	(78,912)

		Financials (-0.6%)
(8,200)		Affiliated Managers Group, Inc.#	(466,170)
(7,095)		Alleghany Corp.#	(1,799,748)
(62,500)		American Equity Investment Life Holding Company	(351,875)

			(2,617,793)

		Health Care (-1.3%)
(110,689)		HLTH Corp.#	(1,217,579)
(20,700)		Millipore Corp.#	(1,223,370)
(236,800)		Mylan, Inc.#	(3,137,600)

			(5,578,549)

		Industrials (-0.4%)
(11,000)		General Cable Corp.#	(298,540)
(18,000)		School Specialty, Inc.#	(337,860)
(57,100)		Textron, Inc.	(612,683)
(23,100)		Waste Connections, Inc.#	(595,518)

			(1,844,601)

		Information Technology (-0.4%)
(44,600)		Mentor Graphics Corp.#	(299,712)
(205,400)		Teradyne, Inc.#	(1,220,076)

			(1,519,788)

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Materials (-0.2%)
(44,300	) CAD	Sino-Forest Corp.#	$(387,574)
(22,600)		United States Steel Corp.	(600,030)

			(987,604)

		Telecommunication Services (-0.1%)
(14,500)		SBA Communications Corp.#	(365,400)

		TOTAL COMMON STOCKS SOLD SHORT (Cost $20,276,339)	(15,980,550)

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-8.2%)#
		Financials (-8.2%)
		Hartford Financial Services Group, Inc.
8,400		Call, 09/19/09, Strike $43.00	(2,226,000)
190		Call, 06/20/09, Strike $11.00	(45,125)
		iShares MSCI EAFE Index Fund
10,100		Call, 06/20/09, Strike $39.00	(4,090,500)
8,500		Call, 06/20/09, Strike $34.00	(6,970,000)
8,000		Call, 06/20/09, Strike $35.00	(5,840,000)
5,000		Call, 06/20/09, Strike $36.00	(3,250,000)
2,900		Call, 06/20/09, Strike $40.00	(957,000)
170		Prudential Financial, Inc. Call, 06/20/09, Strike $30.00	(59,500)
		SPDR Trust Series
2,300		Call, 05/16/09, Strike $76.00	(2,581,750)
2,300		Call, 06/20/09, Strike $78.00	(2,420,750)
2,300		Call, 06/20/09, Strike $77.00	(2,610,500)
1,550		Call, 06/20/09, Strike $81.00	(1,267,125)
1,500		Call, 06/20/09, Strike $82.00	(1,121,250)
1,200		Call, 05/16/09, Strike $72.00	(1,815,000)
210		Wells Fargo & Company Call, 05/16/09, Strike $19.00	(49,350)

		TOTAL WRITTEN OPTIONS (Premium $13,998,407)	(35,303,850)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is held in a segregated account as collateral for written options, swaps, or securities sold short aggregating a total value of $109,707,295.
≠	Security, or portion of security, is held in a segregated account as collateral for loans aggregating a total value of $351,213,275.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2009, the value of 144A securities that could not be exchanged to the registered form is $37,979,733 or 8.9% of net assets applicable to common shareholders.
µ	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
#	Non-income producing security.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2009.
**	Pilgrim’s Pride Corp. and General Motors Corp. filed for bankruptcy protection on December 1, 2008 and June 1, 2009, respectively.
Δ	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
Ω	Investment in affiliated fund. During the period from November 1, 2008 through April 30, 2009, the fund had net purchases of $29,943,752 and earned $234,752 in dividends from the affiliated fund. As of October 31, 2008, the fund had holdings of $14,091,377 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar	HKD	Hong Kong Dollar
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CHF	Swiss Franc	MXN	Mexican Peso
DKK	Danish Krone	NOK	Norwegian Krone
EUR	European Monetary Unit	SEK	Swedish Krona
GBP	British Pound Sterling	SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

	Fixed Rate	Floating Rate	Termination	Notional
Swap Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	Unrealized

BNP Paribas SA	2.020 BPS Quarterly	3 month LIBOR	3/9/2012	$55,000,000	$(336,468)
BNP Paribas SA	2.535 BPS Quarterly	3 month LIBOR	3/9/2014	80,000,000	(404,765)

					$(741,233)

CREDIT DEFAULT SWAPS

		Buy/Sell	Fund Pays/Receives	Termination	Notional
Swap Counterparty	Referenced Obligation	Protection	Fixed Rate	Date	Amount	Unrealized

Merrill Lynch	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.78 BPS Quarterly	6/20/2017	$20,000,000	$(6,294,766)
Citibank, N.A.	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.68 BPS Quarterly	6/20/2017	20,000,000	(6,407,414)
Goldman Sachs	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.67 BPS Quarterly	6/20/2017	10,000,000	(3,209,340)

						$(15,911,520)

10	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Schedule of Investments

 CURRENCY EXPOSURE April 30, 2009 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$385,223,216	62.7%
European Monetary Unit	74,236,350	12.1%
British Pound Sterling	45,874,020	7.5%
Japanese Yen	31,678,822	5.2%
Swiss Franc	30,529,468	5.0%
Australian Dollar	14,528,300	2.4%
Norwegian Krone	7,680,945	1.3%
Danish Krone	5,091,152	0.8%
Canadian Dollar	4,163,218	0.7%
Mexican Peso	3,496,900	0.6%
South Korean Won	2,567,370	0.4%
Swedish Krona	2,420,761	0.4%
Brazilian Real	2,013,751	0.3%
Hong Kong Dollar	1,666,997	0.3%
Singapore Dollar	1,623,317	0.2%
New Taiwanese Dollar	1,421,873	0.1%
Total Investments Net of Common Stocks Sold Short and Written Options	$614,216,460	100.0%

Currency exposure may vary over time.

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	11

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost $935,325,907)	$621,465,731
Investments in affiliated fund (cost $44,035,129)	44,035,129
Cash with custodian (interest bearing)	741,764
Restricted cash for short positions (interest bearing)	16,193,469
Restricted foreign currency for short positions (cost $913,034)	792,040
Foreign currency (cost $293,580)	322,343
Receivables:
Accrued interest and dividends	5,912,693
Investments sold	1,232,873
Prepaid expenses	80,058
Other assets	37,565

Total assets	690,813,665

LIABILITIES
Common stocks sold short, at value (proceeds $20,276,339)	15,980,550
Options written, at value (premium $13,998,407)	35,303,850
Unrealized depreciation on interest rate swaps	741,233
Unrealized depreciation on credit default swaps	15,911,520
Payables:
Note payable	141,000,000
Investments purchased	2,000,000
Affiliates:
Investment advisory fees	484,767
Deferred compensation to trustees	37,565
Financial accounting fees	5,729
Trustees’ fees and officer compensation	468
Other accounts payable and accrued liabilities	367,839

Total liabilities	211,833,521

PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,000 shares, including dividends payable	50,002,284

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$428,977,860

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$840,655,259
Undistributed net investment income (loss)	(19,673,021)
Accumulated net realized gain (loss) on investments, short positions, written options, foreign currency transactions, and swaps	(44,353,588)
Unrealized appreciation (depreciation) of investments, short positions, written options, foreign currency translations, and swaps	(347,650,790)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$428,977,860

Net asset value per common share based on 59,006,992 shares issued and outstanding	$7.27

12	Global Dynamic Income Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April, 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$6,072,467
Dividends (net of foreign taxes withheld of $354,568)	11,514,166
Dividends from affiliates	234,752

Total investment income	17,821,385

EXPENSES
Investment advisory fees	2,968,940
Financial accounting fees	34,640
Transfer agent fees	15,321
Accounting fees	21,387
Auction agent and rating agency fees	95,140
Audit fees	38,757
Legal fees	1,716
Agency fee	1,271,023
Facility fee	1,223,601
Custodian fees	30,092
Printing and mailing fees	110,182
Registration fees	28,474
Trustees’ fees and officer compensation	27,197
Dividend expense on short positions	37,717
Investor support services	4,843
Interest expense	2,218,724
Arrangement fee	147,945
Other	47,297

Total expenses	8,322,996
Less expense reduction	(46,557)

Net expenses	8,276,439

NET INVESTMENT INCOME (LOSS)	9,544,946

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(86,004,250)
Foreign currency transactions	(101,052)
Written options	31,001,294
Short positions	3,207,560
Credit default swaps	(435,253)
Change in net unrealized appreciation/depreciation on:
Investments	81,791,165
Foreign currency translations	68,658
Written options	(18,124,226)
Short positions	(3,909,202)
Interest rate swaps	(741,233)
Credit default swaps	3,247,506

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,000,967

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,545,913

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(199,770)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$19,346,143

Global Dynamic Income Fund Statement of Operations SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months
	Ended	Year Ended
	April 30, 2009	October 31,
	(Unaudited)	2008

OPERATIONS
Net investment income (loss)	$9,544,946	$35,505,269
Net realized gain (loss) from investments in securities, written options, foreign currency transactions, and swaps	(52,331,701)	60,290,117
Change in net unrealized appreciation/depreciation on investment in securities, written options, foreign currency translations, and swaps	62,332,668	(443,172,731)
Distributions to preferred shareholders from:
Net investment income	(199,770)	(10,216,912)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	19,346,143	(357,594,257)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(28,323,356)	(77,889,233)

Net decrease in net assets from distributions to common shareholders	(28,323,356)	(77,889,233)

CAPITAL STOCK TRANSACTIONS
Offering costs on common shares	14,322	(74,922)
Offering costs on preferred shares	35,104	—

Net increase (decrease) in net assets from capital stock transactions	49,426	(74,922)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(8,927,787)	(435,558,412)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$437,905,647	$873,464,059

End of period	428,977,860	437,905,647

Undistributed net investment income (loss)	$(19,673,021)	$(694,841)

14	Global Dynamic Income Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April, 30, 2009 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$19,545,913
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on interest rate swaps	741,233
Change in unrealized appreciation or depreciation on credit default swaps	(3,247,506)
Change in written options	16,765,850
Purchase of investment securities	(160,356,029)
Net proceeds for securities sold short	1,685,890
Proceeds from disposition of investment securities	189,991,656
Amortization and accretion of fixed-income securities	(321,914)
Purchase of short term investments, net	(29,943,752)
Net realized gains/losses from investments	86,004,250
Net realized gains/losses from short positions	(3,207,560)
Change in unrealized appreciation or depreciation on investments	(81,791,165)
Change in unrealized appreciation or depreciation on short positions	3,909,202
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(970,073)
Restricted cash for short positions (interest bearing)	(1,786,725)
Restricted cash for swap collateral	3,764,000
Restricted foreign currency for short positions	(20,245)
Prepaid expenses	2,466,522
Other assets	(15,690)
Increase/(decrease) in liabilities:
Payables to affiliates	(129,393)
Other accounts payable and accrued liabilities	(4,667,544)

Net cash provided by/(used in) operating activities	$38,416,920

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs on common shares	14,322
Offering costs on preferred shares	35,104
Distributions to common shareholders	(28,323,356)
Distributions to preferred shareholders	(210,529)
Repayments of Note payable	(10,000,000)

Net cash provided by/(used in) financing activities	$(38,484,459)

Net increase/(decrease) in cash and foreign currency*	$(67,539)

Cash and foreign currency at beginning of the year	$1,131,646

Cash and foreign currency at end of the year	$1,064,107

Supplemental disclosure
Cash paid for interest	$3,028,699

*	Includes net change in unrealized appreciation or (depreciation) on foreign currency of $28,763

Global Dynamic Income Fund Statement of Cash Flows SEMIANNUAL REPORT	15

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Dynamic Income Fund (the ”Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

16	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2009. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at prior end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2007 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Fund adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 13 – Valuations.

Effective November 1, 2008, the Fund adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedule of Investments, Statement of Operations, and in the Notes to Financial Statements, Note 7 – Derivative Instruments.

Effective November 1 2008, the Fund adopted FASB Staff Position, FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (FSP 133-1). FSP 133-1 requires disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. The required disclosure is reflected in the Notes to Financial Statements, Note 7 – Derivative Instruments.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust) attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2009, the total advisory fee waived pursuant to such agreement was $46,557 and is included in the Statement of Operations under the caption “Less expense reduction”.

Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on its respective assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

18	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $37,565 are included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2009. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2009.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of investments, other than short-term investments and U.S. Government Securities for the period ended April 30, 2009 were as follows:

Purchases	$156,580,793
Proceeds from sales	187,308,016

The cost of purchases and proceeds from sale of long-term U.S. Government securities were $5,057,435 and $0 respectively.

The following information is presented on a federal income tax basis as of April 30, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2009 was as follows:

Cost basis of investments	$979,984,547

Gross unrealized appreciation	54,657,152
Gross unrealized depreciation	(369,140,839)

Net unrealized appreciation (depreciation)	$(314,483,687)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2009 will be determined at the end of the Fund’s current fiscal year.

Distributions during the fiscal year ended October 31, 2008 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$89,011,347
Long-term capital gains	—

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$8,019,167
Undistributed capital gains	—

Total undistributed earnings	8,019,167
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(410,864,719)

Total accumulated earnings/(losses)	(402,845,552)
Other	145,366
Paid-in capital	840,605,833

Net assets applicable to common shareholders	$437,905,647

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2009. Calamos Advisors owned 8,835 of the outstanding shares at April 30, 2009. Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2009	October 31, 2008

Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distribution	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 7 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2009.

20	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

As of April 30, 2009, the Fund had outstanding purchased options and written options as listed on the Schedules of Investments. For the period ended April 30, 2009, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	45,775	$15,356,783
Options written	185,720	48,495,510
Options closed	(174,275)	(48,757,734)
Options expired	(2,600)	(1,096,152)

Options outstanding at April 30, 2009	54,620	$13,998,407

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2009, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Credit Risk. The Fund may also enter into credit default swap agreements for investment purposes, to manage its credit risk, or to enhance the total return. A credit default swap agreement enables an investor to buy or sell protection against a negative credit event by an underlying reference obligation, which may be either a single issuer or an issuer within a basket. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to a maximum potential amount of future payments (undiscounted) equal to the notional amount of the swap. Notional amounts of all credit default swap agreements outstanding for which a Fund is the seller of protection are disclosed on the Schedule of Investments. Generally, the payment risk for the seller of protection is inversely related to the current value of the underlying reference obligation, and thus the payment risk increases as the price of the relevant underlying credit declines due to valuations of credit quality. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.

The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation or depreciation. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts. There is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

As of April 30, 2009, the Fund had outstanding credit default swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by location as presented in the Statement of Assets and Liabilities:

	Assets	Liabilities

	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location

Derivative Type
Option contracts	Investments in securities	Options written
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts

22	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of April 30, 2009:

	Assets		Liabilities

	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value

Derivative Type:
Options purchased	Investments in securities	$—	Options written	$35,303,850
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	741,233
Credit Default Contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	15,911,520

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2009*

Equity:
Purchase options	—
Written options	185,720
Foreign currency contracts	—
Interest rate swaps	135,000,000
Credit swaps	—

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 8 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the board of trustees. The 2,000 shares of Preferred Shares outstanding consist of five series, 400 shares of M, 400 shares of T, 400 shares of W, 400 shares of TH, and 400 shares of F. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 0.35% to 3.24% for the period ended April 30, 2009. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the 7-Day LIBOR rate.

During the period November 1, 2008 to April 30, 2009 the auctions for the Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.

The Fund may, from time to time, in whole or in part, repurchase shares of its Preferred Shares for cash at a price not above the market value of such shares at the time of such purchase plus any accumulated but unpaid dividends subject to the requirement of applicable law. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements

NOTE 9 – BORROWINGS

On May 12, 2008, the Fund issued floating rate extendible senior secured notes, which were placed by Wachovia Securities. The aggregate amount of the notes issued was $300 million. Interest was charged at quarterly LIBOR (London Inter-bank Offered Rate) plus .50% on the amount of extendible senior secured notes. The Fund also paid a facility fee of .75% and a one-time agency fee of 1.00%. The Facility fee and the Agency fee for the period ended April 30, 2009 totaled $1,223,601 and $1,271,023 respectively and are included on the Statement of Operations.

On February 18, 2009, the Fund entered into a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to an initial limit of $300,000,000. The Agreement with BNP Paribas Prime Brokerage replaced the existing extendible senior secured notes and an initial draw-down of $151,000,000 under the Agreement was utilized to pay off outstanding indebtedness under the extendible senior secured notes in their entirety.

Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. The Fund will pay a one-time Arrangement fee of .25% of the total borrowing limit. The Arrangement fee for the period ended April 30, 2009 totaled $147,945 and is included in the Statement of Operations.

For the period ended April 30, 2009, the average borrowings and the average interest rate were $147,795,580 and 2.11%, respectively. As of April 30, 2009, the amount of such outstanding borrowings is $141,000,000. The interest rate applicable to the borrowings on April 30, 2009 was 1.97%.

BNP Paribas Prime Brokerage, Inc (“BNP”) has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the fund no later than three business days after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such hypothecated securities against any amounts owed to BNP under the Committed Facility Agreement.

NOTE 10 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a ”synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (”fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (”convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

24	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 11 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

Note 12 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 holdings use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 holdings reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, ect.).

•	Level 3 holdings are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments*

Level 1 – Quoted Prices	$252,389,467	$(15,980,550)	$(35,303,850)
Level 2 – Other significant observable inputs	413,111,393	—	(16,652,753)
Level 3 – Significant unobservable inputs	—	—	—

Total	$665,500,860	$(15,980,550)	$(51,956,603)

*	Other Financial Instruments may include written options, forwards contracts, and swaps contracts.

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months			June 27,
	Ended		Year	2007*
	April 30,		Ended	through
	(unaudited)		October 31,	October 31,

	2009		2008	2007

Net asset value, beginning of period	$7.42		$14.80	$14.32 (a)

Income from investment operations:
Net investment income (loss)	0.16	**	0.60 **	0.18 **

Net realized and unrealized gain (loss) on investments , written options, foreign currency and swaps	0.17		(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.00	)(b)	(0.17)	(0.04)

Total from investment operations	0.33		(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(0.48)		(1.32)	—

Capital gains	—		— (b)	(0.33)

Capital charge resulting from issuance of common shares			—	(0.08)

Net asset value, end of period	$7.27		$7.42	$14.80

Market value, end of period	$6.42		$6.35	$13.09

Total investment return based on(c):
Net asset value	6.72%		(43.35)%	5.92%

Market value	10.27%		(45.14)%	10.59%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$428,978		$437,906	$873,464

Preferred shares, at redemptions value ($25,000 per share liquidation preference) (000’s omitted)	$50,002		$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	3.75%		2.68%	1.22%

Gross expenses(d)(e)	3.77%		2.70%	1.26%

Net investment income (loss)(d)(e)	4.39%		4.70%	3.83%

Preferred share distributions(d)	0.07%		1.35%	0.81%

Net investment income (loss), net of prefered share distributions from net investment income(d)	3.14%		3.35%	3.02%

Portfolio turnover rate	8%		79%	9%

Average commission rate paid	$0.4224		$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	$239,490		$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$4,042		$3,900	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the Note payable outstanding.

26	Global Dynamic Income Fund SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2009, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the the year then ended and the financial highlights for the year then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007 in our report dated December 18 2008, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 17, 2009

Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT	27

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

30	Global Dynamic Income Fund SEMIANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Global Dynamic Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	31

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

32	Global Dynamic Income Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 04/30/09	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Global Dynamic Income Fund Calamos Closed-End Funds SEMIANNUAL REPORT	33

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2008 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K & L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHWSAN 3083 2009

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics – Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title: Date:	Principal Executive Officer June 26, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title: Date:	Principal Financial Officer June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title: Date:	Principal Executive Officer June 26, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title: Date:	Principal Financial Officer June 26, 2009